SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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HANGMAN PRODUCTIONS, INC.

(Name of Registrant as Specified in its Charter)

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Contact Person:

Leonard W. Burningham, Esq.

Suite 205, 455 East 500 South Street

Salt Lake City, Utah 84111

Tel: 801-363-7411; Fax: 801-355-7126

HANGMAN PRODUCTIONS, INC.

1388 South Foothill Dr., #200

Salt Lake City, Utah  84108

INFORMATION STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished by Hangman Productions, Inc., a Utah corporation (the “Company,” “Hangman,” “we”, “our” or “us” or words of similar import) to our stockholders regarding the adoption of Amended and Restated Articles of Incorporation (the “Resolution”).  The Resolution has been adopted by our Board of Directors in accordance with the Utah Revised Business Corporation Act (the “Utah Act”).  The Resolution will be presented to a special meeting of our stockholders to be held on February 11, 2010, as outlined in the Notice of Special Meeting of Stockholders which is Appendix B hereto (the “Special Meeting”) that accompanies this Information Statement.  Our current directors, owning an aggregate of approximately 53.8% of our outstanding voting securities (the “Majority Stockholders”), have indicated their intention to vote in favor of the Resolution at the Special Meeting, and no other votes are required or will be necessary to approve the Resolution and amendment.

Our Amended and Restated Articles of Incorporation were unanimously adopted by our Board of Directors on January 18, 2010.  Because the Majority Stockholders beneficially own 1,605,000 shares of our common stock, which constitutes approximately 53.8% of our outstanding voting securities, and because they have indicated their intention to vote in favor of the Resolution at the Special Meeting, no other votes will be required in order to approve the Resolution, and none are being solicited hereunder.  See the captions “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF” and “VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE,” herein.

The Resolution provides for the following amendment to our Articles of Incorporation:

•

To increase our authorized shares from 50,000,000 shares with a par value of one cent ($0.01) per share to 210,000,000 shares divided into 200,000,000 shares of common stock with a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock with a par value of one mill ($0.001) per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine in accordance with the Utah Act.

For a more complete description of these changes, see the caption “REASONS FOR THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION” below; and Appendix A hereto, which is a copy of the Amended and Restated Articles of Incorporation that specifically and clearly delineates the foregoing changes.

Assuming the Resolution is adopted at the Special Meeting, the Amended and Restated Articles of Incorporation will be filed with the Department of Commerce of the State of Utah immediately after the final adjournment of the Special Meeting and will become effective on filing. The Resolution regarding our Amended and Restated Articles of Incorporation is the only matter covered by this Information Statement.

APPROXIMATE DATE OF MAILING:   February 1, 2010.

THE RESOLUTION

The Amended and Restated Articles of Incorporation:

•

retain the Company’s name as “Hangman Productions , Inc.” and provide for perpetual existence of the Company (Articles I and II, respectively);

•

maintain the enumerated purposes and powers with the general statement that any lawful business may be pursued (Article III);

•

increase the Company’s capitalization from  50,000,000 shares with a par value of  one cent ($0.01) per share to 210,000,000 shares divided into 200,000,000 shares of common stock with a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock with a par value of one mill ($0.001) per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine in accordance with the Utah Act (Article IV);

•

restate the provisions of our original Articles of Incorporation to the effect that the Articles of Incorporation may be amended by the affirmative vote of a majority of the shares entitled to vote on each such amendment (Article V);

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restate the provisions of our original Articles of Incorporation to the effect that our stockholders will not have pre-emptive rights or cumulative voting rights (Article VI);

•

continue to state that, to the full extent contemplated by the Utah Act, no contract or other transaction between the Company and any other entity shall be affected by the status of a Company director or officer as a director or officer of such other entity (Article VII);

The full text of our Amended and Restated Articles of Incorporation is contained in Appendix A hereto.

REASONS FOR THE ADOPTION OF THE AMENDED AND RESTATED

ARTICLES OF INCORPORATION

Increase in Authorized Shares

The Company is currently authorized to issue 50,000,000 shares of common stock having a par value of one cent ($0.01) per share.  The Company’s Board of Directors has unanimously adopted a resolution to amend the Articles of Incorporation to increase the number of authorized shares of common stock to 210,000,000 shares divided into 200,000,000 shares of common stock with a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock with a par value of one mill ($0.001) per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine in accordance with the Utah Act.  There will be no change in any of the rights associated with the common stock.  The Board of Directors believes that the proposed increase in the number of authorized shares of common stock is in the best interest of the Company in that it will provide the Company with available shares that could be issued for various corporate purposes, including acquisitions, stock dividends, options, convertible debt and equity financings, as the Board of Directors determines in its discretion.  Except as indicated under the heading “Changes in Control” of the caption “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF,” below, there is presently no plan, agreement or understanding to issue any of the present or increased authorized shares of the Company.

The issuance by the Company of any additional shares of common stock would dilute both the equity interests and the earnings per share of existing holders of the common stock.  Such dilution may be substantial, depending upon the amount of shares issued.  The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock.

OUTSTANDING SHARES, VOTING AND PROXIES

Record Date and Outstanding Shares

                 Our Board of Directors has fixed January 18, 2010, as the record date for the determination of holders of our common stock entitled to notice of and to vote at the Special Meeting.  At the close of business on that date, there were 2,980,000 shares of our common stock outstanding and entitled to vote.  Holders of our common stock will be entitled to one vote per share held and are not entitled to cumulative voting at the Special Meeting.

Quorum and Voting

                 The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Special Meeting is required to constitute a quorum for the purpose of considering the Resolution. Abstentions and broker non-votes will not be considered represented at the Special Meeting for the purpose of determining a quorum.

                 Section 16-10a-1003 of the Utah Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

                 Our Majority Stockholders have agreed to and intend to vote in favor of the Resolution at the Special Meeting. Assuming the Majority Stockholders vote in favor of the Resolution, no other votes are required or necessary to adopt the Resolution, and none are being solicited hereunder. See the captions “VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF” and “VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE” herein.

DISSENTERS’ RIGHTS

There are no dissenters’ rights applicable with respect to the adoption of our Amended and Restated Articles of Incorporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of our Amended and Restated Articles of Incorporation that is not shared by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that are entitled to vote on the Resolution to adopt the Amended and Restated Articles of Incorporation at the Special Meeting consist of outstanding shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on January 18, 2010, the record date for determining our stockholders who would have been entitled to notice of and to vote on the adoption of our Amended and Restated Articles of Incorporation, was 2,980,000 shares.  The Majority Stockholders, who own 1,605,000, or approximately 53.8% of these shares, have indicated their intention to vote in favor of the Resolution at the Special Meeting.

Security Ownership of Principal Holders and Management

The following table sets forth certain information as of January 18, 2010, regarding current beneficial ownership of the shares of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based upon 2,980,000 outstanding shares of our common stock.

Ownership of Officers and Directors and Principal Stockholders

		Number of Shares	Percentage
Name and Address	Position	Beneficially Owned	of Class

Officers and Directors:

James P. Doolin*	President, CFO & Director	1,102,500	36.9%

Shane E. Thueson*	CEO, Vice President & Director	500,000	16.7%

John K. Winchester*	Secretary & Director	2,500.08%

Directors as a Group (Three):		1,605,000	53.8%

Principal Stockholders:

Michael J. Doolin	Stockholder	600,000	20.1%

Quad D Limited Partnership	Stockholder	200,000	6.7%

Leonard W. Burningham, Esq.	Stockholder	200,000	6.7%

TOTALS:		2,605,000	87.4%

*  Have indicated an intention to vote in favor of the Resolution at the Special Meeting.

Changes in Control

There are no present contractual arrangements or pledges of our securities that may result in a change in control of our Company; however, we are in discussions concerning a potential acquisition of assets or a merger, which, if completed, would result in a change in control and a new business direction for us.  With the exception of an Engagement Letter with our legal counsel to represent us in this matter, which has not yet been funded, no other agreements have been executed, and we continue to discuss potential terms of this transaction.  The acquisition or merger candidate is also engaged in other negotiations to acquire other companies that may enhance its intended business or obtain funding for its planned business operations.  Though preliminary discussions placed the terms of any exchange within the number of our present authorized shares, no assurance can be given that if this acquisition or merger is completed, that shares that may be authorized to be issued under the Resolution and amendment to our Articles of Incorporation that will increase our authorized shares will not be utilized.

VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

Utah Law

Section 16-10a-1003 of the Utah Act provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. Sections 16-10a-821 and 16-10a-704, respectively, provide that the Board of Directors, by unanimous written consent, and persons owning the required majority of voting securities necessary to adopt any action that would otherwise be required to be submitted to a meeting of stockholders, may adopt such action without a meeting by written consent.

Resolutions to effect these amendments were unanimously adopted by our Board of Directors on January 18, 2010.  Our Majority Stockholders, who own approximately 53.8% of our outstanding voting securities, have indicated their intention to vote in favor of the Resolution at the Special Meeting. No other votes or consents are required or necessary to adopt the Amended and Restated Articles of Incorporation, and none are being solicited hereunder.

Effective Date of Resolution

The effective date of the Amended and Restated Articles of Incorporation will be on the filing of the Amended and Restated Articles of Incorporation with the Department of Commerce of the State of Utah, which will be on or immediately following the date of the Special Meeting, assuming the Majority Stockholders do in fact vote for the Resolution.

NOTICE

THE MAJORITY STOCKHOLDERS OF OUR COMPANY HAVE INDICATED THEIR INTENTION TO VOTE IN FAVOR OF THE RESOLUTION TO ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AT THE SPECIAL MEETING.  THE MAJORITY STOCKHOLDERS OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THE RESOLUTION UNDER UTAH LAW.  NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

BY ORDER OF THE BOARD OF DIRECTORS

Date: February 1, 2010	/s/ James P. Doolin
James P. Doolin, President

APPENDIX A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

HANGMAN PRODUCTIONS, INC.

Pursuant to Section 16-10a-1003 of the Utah Revised Business Corporation Act (the “Utah Act”), and pursuant to an Action by Unanimous Consent of the Board of Directors dated January 18, 2010, as adopted, ratified and approved at a special meeting of stockholders held on the 11th day of February, 2010, by persons owning in excess of a majority of the outstanding voting securities of the corporation, the undersigned directors and officers of Hangman Productions, Inc. (the “Corporation”), originally incorporated on the 16 th day of August, 1999, do hereby adopt and make the following Amended and Restated Articles of Incorporation:

ARTICLE I

Name

The name of the corporation (hereinafter called the “Corporation”) is “Hangman Productions, Inc.”

ARTICLE II

Duration

The duration of this Corporation is perpetual.

ARTICLE III

Purposes

The purpose or purposes for which this Corporation is organized are:

To engage in any lawful act or activity for which corporations may be organized under the Utah Act.

ARTICLE IV

Stock

The aggregate number of shares which this Corporation shall have authority to issue is 210,000,000 shares divided into 200,000,000 shares of common stock of a par value of one mill ($0.001) per share and 10,000,000 shares of preferred stock of a par value of one mill ($0.001) per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine.  Fully paid stock of this Corporation shall not be liable to any further call or assessment.

ARTICLE V

Amendment

These Articles of Incorporation may be amended by the affirmative vote of a majority of the shares entitled to vote on each such amendment.

ARTICLE VI

Shareholder Rights

The authorized and treasury stock of this Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Stockholders shall not have pre-emptive rights to acquire unissued shares of stock of this Corporation. Nor shall stockholders be entitled to vote cumulatively for directors of the Corporation.

ARTICLE VII

Common Directors – Transactions Between Corporations

No contract or other transaction between this corporation and one (1) or more of its directors or any other corporation, firm, association or entity in which one (1) or more of its directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested director if (a) the fact of such relationship or interest is disclosed or known to the Board of Directors and they authorize, approve or ratify such contract or transaction by vote or written consent; or (b) the contract or transaction is fair and reasonable to the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves, or ratifies any such contract or transaction.

IN WITNESS WHEREOF, the undersigned duly authorized officers of Hangman Productions, Inc., hereby execute these Amended and Restated Articles of Incorporation, under penalty of perjury, on the respective dates indicated below.

Date: _________________

_____________________________

James P. Doolin

President and CFO

Date: __________________

______________________________

John K. Winchester

Secretary

APPENDIX B HANGMAN PRODUCTIONS, INC. 1388 Foothill Dr., #200 Salt Lake City, Utah 894108

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 11, 2010

Dear Stockholders:

A special meeting of the stockholders of Hangman Productions, Inc., a Utah corporation (the “Company”), will be held on February 11, 2010, at 9:00 a.m. local time, at 455 East 500 South, Suite 205, for the following purposes:

1. To adopt, approve and ratify the Company’s Amended and Restated Articles of Incorporation.

Only stockholders of record at the close of business on January 18, 2010, will be entitled to receive this Information Statement and notice of the Special Meeting or any adjournment or postponement thereof.

THE MAJORITY STOCKHOLDERS OF OUR COMPANY HAVE INDICATED THEIR INTENTION TO VOTE IN FAVOR OF THE RESOLUTION TO ADOPT THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AT THE SPECIAL MEETING.  THE MAJORITY STOCKHOLDERS OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THE RESOLUTION UNDER UTAH LAW.  NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James P. Doolin

Salt Lake City, Utah

February 1, 2010